Exhibit 10.2

ISPECIMEN INC.

2013 STOCK INCENTIVE PLAN

1.             Purpose & Eligibility

The purpose of this 2013 Stock Incentive Plan (the “Plan”) of iSpecimen Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and/or performance-based incentives. Except where the context otherwise requires, the term “Company” shall include any present or future subsidiary corporations of the Company, as defined in Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) (a “Subsidiary” or “Subsidiaries”) and, for purposes of Awards (as hereinafter defined) other than Incentive Stock Options (as hereinafter defined), any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a direct or indirect significant or controlling interest, as determined by the sole discretion of the Board of Directors of the Company (the “Board”).

Under this Plan, all of the Company’s Employees, officers, consultants, advisors, and directors (including directors who are not Employees or officers of the Company (“Non-Employee Directors”) are eligible to be granted Incentive Stock Options and Nonqualified Stock Options (as hereinafter defined) to purchase common stock in the Company (“Common Stock”), shares of restricted stock, restricted stock units (“RSUs”), stock issuances, stock appreciation rights, equity interests, and other stock-based awards (each, an “Award”) under the Plan. Any person to whom an Award has been granted, sold, or otherwise provided or who receives an Award under the Plan is deemed a “Participant”. “Employee,” for purposes of eligibility under the Plan, shall include a person to whom an offer of employment has been extended by the Company and who has actually accepted and commenced employment with the Company, in accordance with the conditions set forth in the offer of employment.

2.             Administration

(a)           Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan, and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority to construe, determine, and interpret the respective agreements, Awards and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards; to determine the terms and provisions of the respective agreements and Awards, which need not be identical; and to make all other determinations that, in the judgment of the Board of Directors, are necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan or in any agreement or Award in the manner and to the extent it shall deem expedient to implement the Plan, any agreement or Award and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

The Board shall have the full and final power and authority, in its discretion, without the need for shareholders approval, unless such approval is required to comply with applicable laws: 1) to determine the persons to whom, and the time or times at which, Awards shall be granted and to grant the Awards; 2) to designate the form of an Award and, in the case of any Options (as hereinafter defined), designate such Options as Incentive Stock Options or Non-Qualified Stock Options; 3) to determine the Fair Market Value (as hereinafter defined) of the Common Stock or other property; 4) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Common Stock issued upon the exercise thereof, including, without limitation, (i) the exercise price of any Award, (ii) the method of payment for shares purchased upon the exercise of any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award or the Common Stock issued upon the exercise thereof, including by the withholding or delivery of Common Stock, (iv) the timing, terms and conditions of the exercisability of any Award and the vesting schedule thereof, (v) the time of the expiration of any Award, Award eligibility, or Award restrictions, and (vi) all other terms, conditions and restrictions applicable to any Award, not inconsistent with the terms of the Plan or applicable law; 5) to prescribe the form or forms of the instruments evidencing Awards granted under the Plan; 6) to amend, modify, extend, cancel, or renew any Award or to waive any restrictions or conditions applicable to any Awards; 7) to accelerate, continue, extend, or defer the exercisability of any Awards or the vesting schedule thereof, including with respect to the period following a Participant’s termination of employment or engagement; 8) to change, amend, or modify the exercise price of any Option, to re-price Options, including following their grant; 9) to grant to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the exercise price provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe in accordance with the provisions of the Plan; 10) to prescribe, amend, or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and 11) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

(b)           Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). Such Committee shall be composed of at least two (2) members. All references in the Plan to the “Board” shall mean such Committee or the Board.

(c)           Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine; provided, however, that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such officer or officers. All such Awards shall be documented in the manner and fashion as determined by the Board. The Board may, by a resolution adopted by the board, authorize one or more officers of the Company to do one or both of the following: (i) designate officers, Employees, advisors and/or consultants of the Company or of any of its Subsidiaries to be recipients of Awards created by the Company and (ii) determine the number of such Awards to be received by such officers, Employees, advisors and/or consultants; provided, however, that the resolution so authorizing such persons shall specify the maximum number of Awards such persons may so award. The Board may not authorize an officer to designate himself or herself as a recipient of any such Awards.

The Board shall be authorized to (i) delegate responsibility for Plan operation, management, and administration on such terms, consistent with the Plan, as the Board may establish; (ii) delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (iii) engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

(d)           Applicability of Rule 16b-3. Those provisions of the Plan that expressly refer to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the “Exchange Act”) or, any successor rules (“Rule 16b-3”) or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

(e)           Grant of Awards to Directors and Officers. If the Company is a reporting company under the Exchange Act, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a Participant, the timing of the grant of the Award, the exercise price or sale price of the Award and the number of shares for which an Award may be granted to such director or officer shall be determined either (i) by the Board, of which all members shall be “disinterested persons” (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be “disinterested persons.” For the purposes of the Plan, a director shall be deemed to be “disinterested” only if such person qualifies as a “disinterested person” within the meaning of Rule 16b-3 of the Exchange Act, as such term is interpreted from time to time.

(f)            Liability and Indemnification. The Board, the Committee, their members and any person designated above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws (or other organizational documents) of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

3.             Stock Available for Awards

(a)           Number of Shares. Subject to adjustment under Section 7(a) the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 1,713,570 shares of Common Stock. If any Award expires or lapses, or is terminated, repurchased, surrendered or forfeited, or results in any Common Stock not being issued, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject to the limitations set forth herein. If shares of Common Stock issued pursuant to the Plan are repurchased by, are surrendered or forfeited to, or are otherwise tendered to the Company (including a surrender or forfeiture of shares to satisfy any applicable tax withholding obligation), such shares of Common Stock shall again be available for the grant of Awards under the Plan, subject to all applicable laws. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to adjustment under Section 7(a), no Participant may be granted Awards, over the ten-year term of this Plan, equating to more than an aggregate of 50% of the shares of Common Stock available under this Plan.

(b)           Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 3(a), except as may be required by reason of Section 422 and related provisions of the Code.

4.             Stock Options

(a)           General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws and any provisions of the Code, including but not limited to Section 409A of the Code, as it considers advisable.

(b)           Incentive Stock Options. An Option that the Board intends to be an “Incentive Stock Option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to Employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.” The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable agreement evidencing the grant of the Option. The strike price per share of Common Stock, with respect to which each Incentive Stock Option is granted, shall not be less than the Fair Market Valueper share at the time the Option is granted. No Employee who owns or is deemed to own more than 10% of the voting power of all classes of the issued and outstanding stock of the Company or any Subsidiary (excluding Common Stock subject to the proposed Option and Common Stock subject to Options previously granted but not yet exercised in full) shall be eligible for an Incentive Stock Option grant under the Plan unless (a) the exercise price is equal to at least 110% of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock subject to the Incentive Stock Option and (b) the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

(c)           Dollar Limitation. For so long as the Code shall so provide, Options granted to any Employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value of more than $100,000 (determined as of the respective date or dates of grant). To the extent that any such Incentive Stock Options exceed the $100,000 limitation, such Options shall be deemed to be Nonstatutory or Nonqualified Stock Options.

(d)           Exercise Price; Duration; Exercise Mechanics. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable option agreement and each grant by the Board. Such Option shall be granted at not less than Fair Market Value (or 110% of Fair Market Value if an Incentive Stock Option is granted to any stockholder who owns beneficially more than 10% of the voting power of all classes of the issued and outstanding stock of the Company). Options may be exercised only by delivery to the Company, or to such representative as the Company shall designate, by the proper person of a notice of exercise, in writing or by electronic transmission, together with payment in full as specified in Section 4(e) or the option agreement for the number of shares for which the Option is exercised. Any Option must be exercised within three (3) months following termination of the relationship with the Company, except as otherwise set forth in any applicable option agreement. An Incentive Stock Option may be permitted by its terms to be exercised after three (3) months following the termination of a Participant’s employment with the Company (or twelve (12) months in the case of termination due to death or disability (as defined in Section 22(e)(3) of the Code)), but if so exercised, the Option shall be treated for tax and accounting purposes as a Nonstatutory or Nonqualified Stock Option.

(e)           Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(1)               by check or other good funds payable to the Company;

(2)               if the Common Stock is then publicly traded, to the extent permitted by applicable law and except as otherwise explicitly provided in the applicable option agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price of the underlying Option being exercised, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(3)               to the extent explicitly provided in the applicable option agreement by (a) delivery of shares of Common Stock owned by the Participant (including shares acquired pursuant to the then current exercise of an Option) valued at Fair Market Value or (b) payment of such other lawful consideration as the Board may determine. The Fair Market Value of any other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board. The Fair Market Value shall be determined by the Board, using the guidelines set forth in Section 11(a).

5.             Restricted Stock; Restricted Stock Units

(a)               General. The Board may grant Awards entitling recipients to acquire restricted shares of Common Stock (“Restricted Stock”). In the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award, the Company may cancel all or part of such shares (without payment) or repurchase from the recipient all or part of such shares at the lower of(i) the original purchase or issue price to the Participant, or (ii) Fair Market Value Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)               Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of any such Restricted Stock Award, including any and all terms and conditions for vesting, repurchase, and forfeiture. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(c)               Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(d)               Unvested Restricted Stock Awards. Within one hundred twenty (120) days of the termination of employment, for any reason, of a Participant who holds Restricted Stock Awards, the Company shall have the right to purchase from any such Participant any and all shares of unvested Restricted Stock Awards at the lower of the original purchase or issue price to the Participant, or the Fair Market Value .

6.             Other Stock-Based Awards

The Board shall have the right to grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”), including without limitation stock appreciation rights (“SARs”), bonus stock, phantom stock awards, stock units, and others Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award.

7.             Adjustments for Changes in Capital Stock and Certain Other Events

(a)               Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination of shares, reclassification of shares, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, including the acquisition by the Company of property or stock of an entity, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available for Awards under this Plan, (ii) the number and class of securities, vesting schedules, and exercise price per share of each outstanding Option or Award, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding Award subject to repurchase, and (iv) the terms of each other outstanding Award may be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in a manner solely determined by the Board, subject to all applicable laws. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then any Participant who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)           Reorganization Events.

(1)           Definition. A “Reorganization Event” shall mean: (a) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company with or into, or any acquisition by, another entity after which the voting securities of the Company, outstanding immediately prior thereto, represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); (b) any sale or exchange of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction) for cash, securities or other property pursuant to a share exchange transaction; (c) any other form of business combination or acquisition of the business of the Company in which the Company is the target of the acquisition, as determined by the Board, whose determination shall be conclusive; or (d) any liquidation or dissolution of the Company.

(2)           Consequences of a Reorganization Event on Awards. In connection with a Reorganization Event, unless otherwise expressly provided in the applicable Award, the Board or the board of directors of the surviving, acquiring, or otherwise controlling entity (as used in this Section 7(b), also the “Board”) may take any one or more of the following actions, notwithstanding the effects of any combination of actions on the same basis or on different bases as the Board shall specify, as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines:

(i)	The Board may make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving, acquiring, or otherwise controlling entity (or any affiliate thereof) and by substituting on an equitable basis for the shares then subject to such Awards either: (i) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Reorganization Event (net of the exercise price, if applicable), (ii) shares of stock of the surviving or acquiring corporation, or (iii) such other securities or consideration as the Board deems appropriate, the Fair Market Value of which (as determined by the Board in its sole discretion) shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Reorganization Event;

For purposes of this section, an Option or Award shall be considered assumed if, following consummation of the Reorganization Event, the Option or Award confers the right to purchase, for each share of Common Stock subject to the Option or Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options or Awards to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(ii)	The Board may provide that one or more Awards then outstanding shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event within a specified number of days of the date of written notice of the Reorganization Event, at the end of which period such Awards shall be terminated, cancelled, or forfeited;

(iii)	The Board may provide that one or more Awards then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Awards over the exercise price thereof; provided, however, that before terminating any portion of an Awards that is not vested or exercisable (other than in exchange for cash payment), the Board may (in its sole discretion) also accelerate in full the exercisability of the portion that is to be terminated;

(iv)	The Board may provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings); or

(v)	The Board may provide any combination of the foregoing.

In taking any of the actions permitted under this Section 7 the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Furthermore, unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this Section 7(b). The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

Notwithstanding anything in this Plan to the contrary, as to any Participant, unless the acceleration of such vesting is otherwise set forth in any employment offer letter, employment agreement, or other agreement with such Participant (unless otherwise superseded by an agreement under which an Award is granted under this Plan), or is otherwise set forth in any agreement which provides for the grant of additional Awards to a Participant following commencement of employment, or is otherwise expressly set forth by a resolution of the Board, any unvested portion of any Award shall be forfeited by the Participant in the event of a Reorganization Event.

8.             General Provisions Applicable to Awards

(a)               Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that only Nonstatutory Options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant, and subject to the prior written consent of the Board. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)               Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board or Committee shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

(c)               Additional Award Provisions. To the extent permitted by applicable law, the Board may, in its sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans, to transfer other property to a Participant upon the exercise of an Award, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

(d)               Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options; provided, however, that if a Non-Employee Director shall cease to be a member of the Board for any reason other than for Cause (as hereinafter defined) any Option granted to the Non-Employee Director shall remain exercisable (to the extent such Option was exercisable on the date the Non-Employee Director ceased to be a member of the Board) until the earlier of: (i) three (3) years after termination of status as a member of the Board or (ii) expiration of such Option in accordance with this Plan or the option agreement or (iii) the consummation of a Reorganization Event. In the event that a Participant changes the capacity of his engagement with the Company (i.e. ceases to be an Employee but becomes a consultant, an advisor, a contractor, or a director, or vice versa) the Board, in its sole and absolute discretion, may determine that no termination of employment or engagement shall be deemed to occur until such time as such Participant is no longer a director or otherwise suitably employed or contracted by the Company.

(e)               Parachute Payments and Parachute Awards. The Company may take reasonable and appropriate actions in its sole discretion, or in the sole discretion of the Board, to minimize (or eliminate to the extent possible) the impact of any potential excise taxes under Section 4999 of the Code or any similar provision. Without limiting the generality of the foregoing, the Company shall use reasonable efforts to solicit in good faith a vote of stockholders so as to comply with the provisions of the stockholder approval rules under Section 280G(b)(5)(B) of the Code.

(f)                Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, modifying the exercise price, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7, the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant; provided, however, that no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award.

(g)               Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations, and (iv) the Participant has undertaken arrangement and satisfaction of any applicable tax withholding obligation.

(h)               Acceleration, Extension. In accordance with Section 7(b), the Board, in its sole discretion, may at any time (including upon consummation, completion, or closure of a Reorganization Event), (i) accelerate or extend the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised or (iii) accelerate or extend the date or dates on which all or any restrictions may be either removed or satisfied for an Award. Such actions shall provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Awards, and pursuant to Section 7, the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

(i)                 Withholding. Prior to the issuance of any shares of Common Stock subject to an Award, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of an Option or Award under the Plan or the purchase or issuance of shares subject to an Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a Participant may elect to satisfy such tax obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (ii) by delivering to the Company shares of Common Stock already owned by the Participant. The shares so withheld or delivered shall have an aggregate Fair Market Value equal to the amount of the withholding obligation. A Participant who has made an election pursuant to this Section 8(i) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.

9.             Company’s Right of Repurchase

(a)               Repurchase Option; Termination of Award. Unless otherwise set forth in any applicable Award, if, with respect to a Participant, any of the events specified in Section 9(b) below occur then, with respect to those shares of Common Stock owned by the Participant as of the date of the event specified in Section 9(b), regardless of when acquired, within 12 months after the Company receives actual knowledge of the event (the “Repurchase Period”), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal representative, as the case may be, all or a portion of the shares of Common Stock owned by the Participant, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the "Repurchase Option"). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period.

In the event that the Repurchase Option is triggered as a result of the termination of the Participant for Cause, the Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided in Section7(a), for each share of Common Stock to be repurchased by the Company hereunder. In the event that the Repurchase Option is triggered as a result of the termination of the Participant for any reason other than Cause, the Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the Participant, as adjusted pursuant to Section 7(a). Upon timely exercise of the Repurchase Option in the manner provided in this Section 9(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. Upon tendering of the purchase price by good funds, all rights of the Participant in the Shares subject to the Repurchase Option shall automatically terminate and expire. If the Participant shall fail to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 9 hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 9(b) below, all Awards to acquire Common Stock granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever.

(b)               Triggering Events. The Company shall have the Repurchase Option in the event that a Participant is terminated by the Company or shall leave the employ of the Company, or cease to perform consulting or advisory services for the Company, regardless of the reason or cause.

10.           Termination of Awards upon Participant Termination

(a)               Termination of Participant for “Cause”. If a Participant’s employment, engagement or relationship with the Company is terminated for “Cause,” any and all Awards shall terminate (unless otherwise determined by the Board) on the date of such termination, and the Award shall thereupon not be exercisable to any extent whatsoever. Notwithstanding anything to the contrary herein, upon the termination of employment or engagement of a Participant, for any reason whatsoever, any Options or Awards granted to such Participant which are not vested at such time of termination shall immediately expire and terminate, become null and void, and shall not entitle the Participant to any right in or to the Company or any Affiliate (as defined in the Code) in connection with the same, and all interests and rights of the Participant, in and to the same, shall expire. Notwithstanding anything to the contrary herein, upon the Termination of a Participant’s employment or engagement for Cause, all of such Participant’s Options or Awards which have already vested but have not been exercised shall also immediately expire and terminate, become null and void, and shall not entitle the Participant to any right in or to the Company or any Affiliate in connection with the same, and all interests and rights of the Participant, in and to the same, shall expire.

(b)               Termination of Participant not for “Cause”. Notwithstanding anything to the contrary herein, following termination of a Participant’s employment or engagement not for Cause, the Participant may exercise Awards which are vested at such time of termination, as follows: if prior to the date of such termination, the Board shall authorize an extension of the terms of all or part of the Awards which have already vested at such time, beyond the date of such termination for a period not to exceed the term of the applicable Award, such Awards may be exercised within such extended period. If an Incentive Stock Option is exercised more than ninety (90) days after the date on which the Participant ceased to be an Employee (other than by reason of death or disability), such Option will be treated as a Non-Qualified Stock Option and not as an Incentive Stock Option, and in such event a Participant whose period of exercise has been so extended should consult with its own tax advisor regarding the tax effects of such extension; and if such termination is the result of death or disability of the Participant, the Options which have already vested may be exercised within a period of twelve (12) months from the date of such termination.

11.           Miscellaneous

(a)               Determination of Fair Market Value. “Fair Market Value” of the Company’s Common Stock on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length, revenues and operating earnings of the Company for the most recent twelve-month period, projected revenues and operating earnings of the Company for the next twelve-month period, discounted positive cash flow of the Company, the nature and timing of any product releases and product shipments, generation of significant orders, cash flow from operations, consummation, exclusivity, and/or durability of relationships with strategic partners and/or suppliers, the book value of the Company’s assets as recorded on the most recently prepared balance sheet of the Company, the price/earnings multiples of comparable publicly traded companies (and adjusted for any illiquidity associated with the Company’s Common Stock), and appropriate consideration of the senior rights, preferences and privileges of classes of preferred stock outstanding, and other pertinent factors determined by the Board. The Board’s determination shall be conclusive as to the Fair Market Value of the Common Stock. Notwithstanding the foregoing, in all events Fair Market Value shall be determined pursuant to a method permitted by Section 409A of the Code for determining the fair market value of stock subject to a stock right that does not provide for a deferral of compensation within the meaning of Section 409A of the Code. The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of the event giving rise to such sale or transfer.

(b)               Determination of Cause. The term “Cause” is defined as, and shall apply in the event of, any one or more of the of the following occurrences: (i) misconduct by the Participant which results in loss, damage or injury to the Company, its goodwill, business or reputation, as reasonably determined by the Board or the failure of Participant to follow the reasonable directives of the Board; (ii) the commission by the Participant of an act of embezzlement, fraud or breach of fiduciary duty; (iii) the unauthorized disclosure or misappropriation by the Participant of any trade secret or confidential information of the Company; (iv) the commission by the Participant of an act which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; (v) the conviction of the Participant of a felony; (vi) the violation (or potential violation) by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company; (vii) the engagement, whether directly or indirectly, by the Participant, during the period of his or her employment, engagement or relationship with the Company or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), in a business or other commercial activity which is or may be competitive with the business being conducted by the Company at such time; (viii) the solicitation, diversion or taking away by the Participant, or the attempted solicitation, diversion or taking away by the Participant, whether directly or indirectly, during the period of his or her employment, engagement or relationship with the Company or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), of any of the customers, business or prospective customers of the Company then in existence and with whom the Participant had contact or about whom the Participant gained confidential information during the Participant’s employment, engagement or relationship with the Company on behalf of a competitive enterprise (prospective customer shall mean any person or entity being solicited by the Company during the time the Participant was employed or engaged by the Company); (ix) the solicitation, recruiting or hiring by the Participant, or the attempted solicitation, recruiting, or hiring by the Participant, whether directly or indirectly, during the period of his or her employment or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), engagement or relationship with the Company, of any current or former Employee of the Company; (x) the illegal use of controlled substances, illicit drugs, alcohol or other substances by the Participant; (xi) the use of controlled substances, illicit drugs, alcohol or other substances or behavior by the Participant, which interferes with the Participant’s ability to perform his or her services for the Company or which otherwise results in loss, damage or injury to the Company, its goodwill, business or reputation; or (xii) any conduct during the term of a Participant’s employment, engagement or relationship with the Company that gives rise to the Company’s Repurchase Option, as set forth in Section 9(a) of this Plan, in each case, as determined by the Board or, in the case of Employees or other persons (including consultants and advisors) who are not executive officers, by the President or Chief Executive Officer.

(c)               No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan (except as otherwise set forth in any Award or other agreement with the Participant).

(d)               No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

(e)               Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

(f)                Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time subject, in the case of amendments, to any applicable statutory or regulatory requirements to obtain stockholder approval when and if so required; provided, however, to the extent that any Award (or a modification of an Award under this Plan results in the deferral of compensation (for purposes of Section 409(A) of the Code), the terms and conditions of such Award shall comply with Section 409A of the Code.

(g)               Arbitration. Any dispute, controversy, or claim arising out of, in connection with this Plan or any agreement applicable to an Award granted under this Plan, or relating to the performance of any such agreement, shall be settled by arbitration in the Commonwealth of Massachusetts pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

(h)               Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the General Corporation Law of Delaware as to matters within the scope thereof, without regard to any applicable conflicts of law. As to matters of contract law, the contract laws of the Commonwealth of Massachusetts shall apply.

(i)                 Lock-up for Public Offerings. The Participant and each permitted transferee agrees that if the Company proposes to offer for sale to the public any shares of Common Stock pursuant to a public offering and if requested by the Company and any underwriter engaged by the Company, not to, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any securities of the Company held by him, her or them (except for any securities sold pursuant to such registration statement) or enter into any “Hedging Transaction” (as defined below) relating to any securities of the Company (including, without limitation, pursuant to Rule 144 under the Securities Act of 1933, as amended, or any successor similar exemptive rule hereinafter in effect) held by him, her or them for such period following the effective date of the registration statement of the Company filed under the Act with respect to such offering, as the Company or such underwriter shall specify reasonably and in good faith, not to exceed one hundred eighty (180) days in the case of the Company’s initial public offering or ninety (90) days in the case of any other follow-on offering. For purposes of this Section 11(i), “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

(j)                 Compliance with Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the option agreement shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Notwithstanding the foregoing, the Company shall have no liability to any grantee hereunder or any other person if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

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Adopted by the Board of Directors on: April 12, 2013

Approved by the Stockholders on: April 12, 2013

Amended to correct and adjust the aggregate number of shares of Common Stock that may be issued pursuant to this Plan from 991,785 to 1,713,570, by unanimous approval by the Board of Directors on July 29, 2015.

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